UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22044

Eaton Vance Risk-Managed Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders

Semiannual Report June 30, 2008

EATON VANCE RISK-MANAGED
DIVERSIFIED
EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

INVESTMENT UPDATE

Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager

Michael A. Allison, CFA
Eaton Vance
Management
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment
Management
Co-Portfolio Manager

Economic and Market Conditions

•                  Equity markets remained challenging during the first half of the year, as concerns surrounding ailing credit markets, elevated commodity prices and a slowing global economy failed to abate. The equity markets suffered their worst quarterly loss in more than five years in the first quarter of 2008. The second quarter remained difficult, as investors dealt with ongoing turmoil in the financial and housing markets, creeping inflation and a continuing global economic slowdown. Major indices registered declines in the first half of the year, and the S&P 500 Index – a common gauge of U.S. domestic markets – lost 11.9% during the period. In this environment, small-cap stocks continued to lead large-cap stocks, and growth stocks outpaced their value counterparts.

•                  The S&P 500 Index’s sector performance varied widely during the period, with commodity-linked energy and materials sectors faring the best and registering the Index’s only positive sector returns. The weakest-performing sectors were financials, telecommunication services and industrials. Index-leading industries during the period included energy equipment and services, gas utilities, road and rail, and metals and mining. In contrast, industries such as thrift and mortgage finance, automobiles, health care providers, and diversified financials were among the period’s worst performers.

Management Discussion

•                  The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a portfolio of common stocks and index put options. Under normal conditions, the Fund seeks to generate current earnings by selling put options on individual stocks and index call options with respect to a portion of its common stock portfolio. During the six months ended June 30, 2008, the Fund continued to provide shareholders with attractive quarterly distributions.

•                  At net asset value (NAV), the Fund outperformed a comparative index – the S&P 500 Index – for the six months ended June 30, 2008. While the Fund was able to take advantage of high market volatility, the Fund’s market share price – like some other closed-end funds – traded at a discount to NAV, as investors responded with caution to severe market volatility. At June 30, 2008, the discount was 1.2%. At June 30, 2008, the Fund maintained a portfolio of dividend-

Eaton Vance Risk-Managed Diversified Equity Income Fund

Total Return Performance 12/31/07 – 6/30/08

NYSE symbol		ETJ
At Net Asset Value (NAV)		0.33%
At Market		6.02%
S&P 500 Index(1)		-11.90%
Total Distributions per share		$0.90
Distribution Rate(2)	On NAV	9.40%
	On Market	9.52%

See page 3 for more performance information.

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)

The Distribution Rate is based on the Fund’s most recent quarterly distribution per common share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

paying stocks, diversified across the full spectrum of the U.S. economy. Among the Fund’s common stock holdings, its largest sector weightings at June 30, 2008 were information technology, energy, financials, health care and consumer staples. The Fund’s relative performance was helped by stock selection in defensive sectors. Of particular note were food and household products stocks in the consumer staples sector, and life sciences and health care equipment stocks in the health care sector. An underweighting in the financials sector also added to performance. The Fund’s investments in cyclical areas detracted somewhat from performance. Poor showings from industrials and consumer discretionary stocks reflected lower demand in a weak economy.

•                  At June 30, 2008, the Fund had written call options on 66.9% of its equity holdings. The Fund seeks current earnings from option premiums, which may vary with investors’ expectation of the future volatility of the underlying asset. The first six months of 2008 witnessed continued higher levels of volatility in the equity markets. Surging oil prices and continued softness in the housing sector coupled with concerns about regional banks and an increasing anxiety about a possible recession led to dismal equity performance in the first half of the year. While there were fits and starts in the first four months of the year, “implied volatility”, or the expectation of future volatility, spiked almost 50% in the last six weeks of the second quarter as the broad market averages, measured by the S&P 500 Index, declined 10%. This resulted in a significant boost to option premiums, which provided a positive benefit to the Fund. Of course, in future periods of strong market growth, this strategy may lessen returns relative to the market.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

FUND PERFORMANCE

Fund Performance(1)

NYSE symbol:	ETJ
Cumulative Total Return (by share price, New York Stock Exchange)
Six Months	6.02%
Life of Fund (7/31/07)	6.44

Cumulative Total Return (at net asset value)
Six Months	0.33%
Life of Fund (7/31/07)	7.74

(1)	Share price and net asset value on 7/31/07 are calculated assuming an offering price of $20.00, less the sales load of $0.90 paid by the shareholder.

Fund Composition

Top Ten Common Stock Holdings(2)

By total investments

Exxon Mobil Corp.	2.4%
General Electric Co.	2.3
Berkshire Hathaway, Inc., Class A	2.1
Anadarko Petroleum Corp.	2.0
Microsoft Corp.	1.9
International Business Machines Corp.	1.8
Philip Morris International, Inc.	1.8
Wal-Mart Stores, Inc.	1.7
Google, Inc., Class A	1.7
Hess Corp.	1.7

(2)

Top Ten Common Stock Holdings represented 19.4% of the Fund’s total investments as of 6/30/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 6/30/08. Excludes cash equivalents.

Common Stock Sector Weightings(3)

By total investments

(3)

Reflects the Fund’s total investments as of 6/30/08. Common Stock Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 6/30/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 87.1%
Security	Shares	Value
Aerospace & Defense — 4.1%
General Dynamics Corp.	182,783	$15,390,329
Lockheed Martin Corp.	137,147	13,530,923
Raytheon Co.	174,136	9,800,374
United Technologies Corp.	269,731	16,642,403
		$55,364,029
Auto Components — 0.8%
Johnson Controls, Inc.	353,145	$10,128,199
		$10,128,199
Beverages — 2.0%
Coca-Cola Co. (The)	164,389	$8,544,940
PepsiCo, Inc.	298,863	19,004,698
		$27,549,638
Biotechnology — 3.4%
Biogen Idec, Inc.(1)	83,048	$4,641,553
Genentech, Inc.(1)	62,130	4,715,667
Genzyme Corp.(1)	241,337	17,381,091
Gilead Sciences, Inc.(1)	345,602	18,299,626
		$45,037,937
Capital Markets — 2.7%
Bank of New York Mellon Corp. (The)	147,228	$5,569,635
Goldman Sachs Group, Inc.	55,283	9,668,997
Invesco, Ltd.	174,990	4,196,260
Julius Baer Holding AG	68,522	4,608,598
State Street Corp.	75,630	4,839,564
T. Rowe Price Group, Inc.	126,483	7,142,495
		$36,025,549
Chemicals — 1.6%
E.I. Du Pont de Nemours & Co.	271,707	$11,653,513
Monsanto Co.	75,614	9,560,634
		$21,214,147
Commercial Banks — 2.1%
Banco Bradesco SA ADR	126,332	$2,584,742
Banco Itau Holding Financeira SA ADR	484,566	9,841,540

Security	Shares	Value
Commercial Banks (continued)
M&T Bank Corp.	39,537	$2,788,940
Toronto-Dominion Bank	75,176	4,681,209
U.S. Bancorp	296,528	8,270,166
		$28,166,597
Commercial Services & Supplies — 0.9%
Waste Management, Inc.	303,462	$11,443,552
		$11,443,552
Communications Equipment — 3.2%
Cisco Systems, Inc.(1)	723,543	$16,829,610
QUALCOMM, Inc.	320,575	14,223,913
Research In Motion, Ltd.(1)	97,275	11,371,447
		$42,424,970
Computer Peripherals — 4.3%
Apple, Inc.(1)	97,993	$16,407,948
Hewlett-Packard Co.	363,966	16,090,937
International Business Machines Corp.	209,675	24,852,778
		$57,351,663
Diversified Financial Services — 1.4%
Citigroup, Inc.	162,927	$2,730,656
JPMorgan Chase & Co.	457,126	15,683,993
		$18,414,649
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	626,647	$21,111,737
Verizon Communications, Inc.	469,744	16,628,938
		$37,740,675
Electric Utilities — 2.8%
E.ON AG	93,187	$18,794,395
Edison International	239,876	12,324,829
FirstEnergy Corp.	71,527	5,888,818
		$37,008,042
Electrical Equipment — 1.1%
Emerson Electric Co.	307,680	$15,214,776
		$15,214,776

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Energy Equipment & Services — 3.9%
Diamond Offshore Drilling, Inc.	107,633	$14,976,056
Schlumberger, Ltd.	187,891	20,185,130
Transocean, Inc.(1)	110,006	16,763,814
		$51,925,000
Food & Staples Retailing — 2.8%
CVS Caremark Corp.	379,047	$14,998,890
Wal-Mart Stores, Inc.	405,205	22,772,521
		$37,771,411
Food Products — 1.0%
Nestle SA ADR	120,462	$13,401,397
		$13,401,397
Health Care Equipment & Supplies — 2.7%
Baxter International, Inc.	78,507	$5,019,738
Boston Scientific Corp.(1)	432,259	5,312,463
Covidien, Ltd.	282,904	13,548,273
Medtronic, Inc.	148,795	7,700,141
Zimmer Holdings, Inc.(1)	73,316	4,989,154
		$36,569,769
Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc., Class A	281,206	$7,378,845
McDonald's Corp.	211,869	11,911,275
		$19,290,120
Household Products — 2.3%
Colgate-Palmolive Co.	184,496	$12,748,674
Kimberly-Clark Corp.	133,338	7,970,946
Procter & Gamble Co.	169,679	10,318,180
		$31,037,800
Industrial Conglomerates — 2.3%
General Electric Co.	1,177,700	$31,432,813
		$31,432,813
Insurance — 4.7%
Berkshire Hathaway, Inc., Class A(1)	230	$27,772,500
Chubb Corp.	147,278	7,218,095
Lincoln National Corp.	85,159	3,859,406

Security	Shares	Value
Insurance (continued)
MetLife, Inc.	193,767	$10,225,085
Travelers Companies, Inc. (The)	159,789	6,934,843
Zurich Financial Services AG	29,036	7,421,393
		$63,431,322
Internet Software & Services — 1.7%
Google, Inc., Class A(1)	42,587	$22,418,649
		$22,418,649
IT Services — 1.9%
MasterCard, Inc., Class A	62,813	$16,678,108
Visa, Inc., Class A(1)	104,185	8,471,282
		$25,149,390
Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.(1)	132,791	$7,400,442
		$7,400,442
Machinery — 1.4%
Danaher Corp.	163,328	$12,625,254
Illinois Tool Works, Inc.	116,491	5,534,487
		$18,159,741
Media — 2.1%
Comcast Corp., Class A	679,341	$12,887,099
Omnicom Group, Inc.	178,625	8,016,690
Time Warner, Inc.	498,480	7,377,504
		$28,281,293
Metals & Mining — 0.9%
Companhia Vale do Rio Doce ADR	345,752	$12,384,837
		$12,384,837
Multiline Retail — 0.3%
JC Penney Company, Inc.	105,639	$3,833,639
		$3,833,639
Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	149,307	$6,857,670
		$6,857,670

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 10.0%
Anadarko Petroleum Corp.	355,190	$26,582,420
ConocoPhillips	230,066	21,715,930
Exxon Mobil Corp.	364,915	32,159,959
Hess Corp.	176,025	22,212,595
Occidental Petroleum Corp.	216,612	19,464,754
Williams Cos., Inc.	181,304	7,308,364
XTO Energy, Inc.	80,111	5,488,405
		$134,932,427
Pharmaceuticals — 4.5%
Abbott Laboratories	351,935	$18,641,997
Johnson & Johnson	291,102	18,729,503
Merck & Co., Inc.	430,816	16,237,455
Wyeth	141,658	6,793,918
		$60,402,873
Real Estate Investment Trusts (REITs) — 0.6%
Boston Properties, Inc.	50,900	$4,592,198
Simon Property Group, Inc.	44,288	3,981,048
		$8,573,246
Semiconductors & Semiconductor Equipment — 0.7%
ASML Holding NV	412,568	$10,066,659
		$10,066,659
Software — 2.9%
Microsoft Corp.	953,666	$26,235,352
Oracle Corp.(1)	585,511	12,295,731
		$38,531,083
Specialty Retail — 2.2%
Best Buy Co., Inc.	254,517	$10,078,873
Home Depot, Inc.	364,281	8,531,461
Staples, Inc.	453,138	10,762,027
		$29,372,361
Tobacco — 2.2%
British American Tobacco PLC	175,247	$6,039,827
Philip Morris International, Inc.	489,094	24,156,353
		$30,196,180

Security	Shares	Value
Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc., Class B	141,055	$5,453,186
		$5,453,186
Total Common Stocks (identified cost $1,174,552,522)		$1,169,957,731
Put Options Purchased — 9.9%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	2,671	$1,240	12/20/08	$16,426,650
S&P 500 Index	4,363	1,335	12/20/08	42,670,140
S&P 500 Index	5,385	1,375	3/21/09	73,236,000
Total Put Options Purchased (identified cost $92,965,100)				$132,332,790
Short-Term Investments — 2.9%

Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.28%(2)	$39,381	$39,381,006
Total Short-Term Investments (identified cost $39,381,006)		$39,381,006
Total Investments — 99.9% (identified cost $1,306,898,628)		$1,341,671,527
Covered Call Options Written — (0.1)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	3,971	$1,350	7/19/08	$(1,111,880)
S&P 500 Index	1,894	1,370	7/19/08	(217,810)
S&P 500 Index	270	1,375	7/19/08	(22,950)
Total Covered Call Options Written (premiums received $15,167,592)				$(1,352,640)

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Put Options Written — (0.3)%
Security	Number of Contracts	Strike Price	Expiration Date	Value
BJ Services Co.	3,710	$25.00	7/18/08	$(37,100)
Invesco, Ltd.	4,781	22.50	7/18/08	(119,525)
Johnson Controls, Inc.	3,586	30.00	7/18/08	(645,480)
Kroger Co.	5,771	22.50	7/18/08	(28,855)
M&T Bank Corp.	1,434	75.00	7/18/08	(896,250)
Republic SVCA, Inc.	3,586	30.00	7/18/08	(304,810)
Rogers Communications, Inc., Class B	3,180	35.00	7/18/08	(63,600)
Texas Instruments, Inc.	4,047	27.50	7/18/08	(198,303)
Time Warner, Inc.	7,172	15.00	7/18/08	(466,180)
Toronto-Dominion Bank	1,793	60.00	7/18/08	(152,405)
Unibanco	827	130.00	7/18/08	(487,930)
Total Put Options Written (premiums received $6,489,105)				$(3,400,438)
Other Assets, Less Liabilities — 0.5%				$6,592,520
Net Assets — 100.0%				$1,343,510,969

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2008.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,267,517,622)	$1,302,290,521
Affiliated investment, at value (identified cost, $39,381,006)	39,381,006
Cash	6,003,643
Dividends and interest receivable	1,852,054
Interest receivable from affiliated investment	43,437
Tax reclaims receivable	107,950
Total assets	$1,349,678,611
Liabilities
Written options outstanding, at value (premiums received, $21,656,697)	$4,753,078
Payable to affiliate for investment adviser fee	1,102,865
Payable to affiliate for Trustees' fees	248
Accrued expenses	311,451
Total liabilities	$6,167,642
Net Assets	$1,343,510,969
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 70,205,000 shares issued and outstanding	$702,050
Additional paid-in capital	1,338,888,209
Accumulated undistributed net realized gain (computed on the basis of identified cost)	8,527,173
Accumulated distributions in excess of net investment income	(56,283,341)
Net unrealized appreciation (computed on the basis of identified cost)	51,676,878
Net Assets	$1,343,510,969
Net Asset Value
($1,343,510,969 ÷ 70,205,000 common shares issued and outstanding)	$19.14

Statement of Operations

For the Six Months Ended
June 30, 2008

Investment Income
Dividends (net of foreign taxes, $240,409)	$12,427,869
Interest	28,924
Interest income allocated from affiliated investment	1,051,760
Expenses allocated from affiliated investment	(139,424)
Total investment income	$13,369,129
Expenses
Investment adviser fee	$6,640,349
Trustees' fees and expenses	964
Custodian fee	190,689
Printing and postage	67,035
Legal and accounting services	41,591
Transfer and dividend disbursing agent fees	13,849
Miscellaneous	71,913
Total expenses	$7,026,390
Net investment income	$6,342,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(22,930,669)
Written options	54,793,549
Foreign currency transactions	26,059
Net realized gain	$31,888,939
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(46,749,212)
Written options	11,038,422
Foreign currency	360
Net change in unrealized appreciation (depreciation)	$(35,710,430)
Net realized and unrealized loss	$(3,821,491)
Net increase in net assets from operations	$2,521,248

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Period Ended December 31, 2007(1)
From operations — Net investment income	$6,342,739	$7,264,785
Net realized gain from investment transactions, written options and foreign currency transactions	31,888,939	1,524,119
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	(35,710,430)	87,387,308
Net increase in net assets from operations	$2,521,248	$96,176,212
Distributions — From net investment income	$(63,184,500)*	$(6,705,729)
From net realized gain	—	(24,886,521)
Total distributions to shareholders	$(63,184,500)	$(31,592,250)
Capital share transactions — Proceeds from sale of shares(2)	$—	$1,340,820,000
Offering costs	75,643	(1,405,384)
Net increase in net assets from capital share transactions	$75,643	$1,339,414,616
Net increase (decrease) in net assets	$(60,587,609)	$1,403,998,578
Net Assets
At beginning of period	$1,404,098,578	$100,000
At end of period	$1,343,510,969	$1,404,098,578
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(56,283,341)	$558,420

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)  Proceeds from sale of shares are net of sales load paid of $63,180,000.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2008 (Unaudited)		Period Ended December 31, 2007(1)
Net asset value — Beginning of period	$20.000		$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.090		$0.106
Net realized and unrealized gain (loss)	(0.051)		1.265
Total income from operations	$0.039		$1.371
Less distributions
From net investment income	$(0.900	)*	$(0.096)
From net realized gain	—		(0.354)
Total distributions	$(0.900)		$(0.450)
Offering costs charged to paid-in capital(3)	$0.001		$(0.021)
Net asset value — End of period	$19.140		$20.000
Market value — End of period	$18.910		$18.700
Total Investment Return on Net Asset Value(4)	0.33	%(8)	7.38	%(5)(8)
Total Investment Return on Market Value(4)	6.02	%(8)	0.40	%(5)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,343,511		$1,404,099
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.06	%(7)	1.08	%(7)
Net investment income	0.94	%(7)	1.29	%(7)
Portfolio Turnover	58	%(8)	30	%(8)

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of common stocks and index put options. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing put options on individual stocks and index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

As of June 30, 2008, the Fund had no uncertain tax provisions that would require financial statement recognition, de-recognition, or disclosure. The Fund's initial year of operations from July 31, 2007 to December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Costs incurred by the Fund in connection with its organization are expensed. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

L  Interim Financial Statements — The interim financial statements relating to June 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2008, the amount of distributions estimated to be a tax return of capital was approximately $57,033,000. The final determination of tax characteristics of the Fund's distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the six months ended June 30, 2008, the Fund's adviser fee totaled $6,770,747 of which $130,398 was allocated from Cash Management and $6,640,349 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $743,411,570 and $727,042,317, respectively, for the six months ended June 30, 2008.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Six Months Ended June 30, 2008	Period Ended December 31, 2007(1)
Sales	—	70,205,000
Issued to shareholders electing to receive payments of distributions in Fund shares	—	—
Net increase	—	70,205,000

(1)  For the period from the start of business, July 31, 2007, to December 31, 2007.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,326,521,599
Gross unrealized appreciation	$97,067,209
Gross unrealized depreciation	(81,917,281)
Net unrealized appreciation	$15,149,928

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call and put options at June 30, 2008 is included in the Portfolio of Investments.

Written call and put options activity for the six months ended June 30, 2008 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	70,117	$21,506,649
Options written	237,658	145,805,777
Options terminated in closing purchase transactions	(209,213)	(139,598,837)
Options exercised	(14,486)	(1,566,225)
Options expired	(38,054)	(4,490,667)
Outstanding, end of period	46,022	$21,656,697

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2008, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$1,304,807,314	$(4,753,078)
Level 2	Other Significant Observable Inputs	36,864,213	—
Level 3	Significant Unobservable Inputs	—	—
	Total	$1,341,671,527	$(4,753,078)

*  Other financial instruments include written call and put options, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

9  Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Risk-Managed Diversified Equity Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 25, 2008. The following action was taken by the shareholders of the Fund:

Item 1: The election of Thomas E. Faust Jr., Benjamin C. Esty and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2011.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	64,957,942	759,300
Benjamin C. Esty	64,969,762	747,480
Allen R. Freedman	64,955,582	761,660

Eaton Vance Risk-Managed Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Risk-Managed Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Risk-Managed Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2008, our records indicate that there are 17 registered shareholders and approximately 46,475 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Risk-Managed Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"). The Board reviewed information furnished for the April 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser and Sub-adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Fund's brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-adviser

•  Reports detailing the financial results and condition of the Adviser and Sub-adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-adviser, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of the Adviser's and Sub-adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and of the Sub-adviser;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and

•  The terms of the advisory and sub-advisory agreements of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund's investment advisory agreements with the Adviser and Sub-adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory and sub-advisory agreements for the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and Sub-adviser.

The Board considered the Adviser's and Sub-adviser's management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, and whose responsibilities include supervising the Sub-adviser and coordinating activities in implementing the Fund's investment strategy.

In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes, including the S&P 500 Index. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser, Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund, (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's expected profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund will not be continuously offered and concluded that, in light of the level of the Adviser's projected profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are expected to be shared equitably by the Adviser and its affiliates, the Sub-adviser, and the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President
Michael A. Allison
Vice President
Thomas E. Faust Jr.
Vice President and Trustee
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Chief Legal Officer and Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Heidi L. Steiger Lynn A. Stout

Investment Adviser and Administrator of
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Risk-Managed Diversified Equity Income Fund
Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Risk-Managed Diversified Equity Income Fund
The Eaton Vance Building

255 State Street
Boston, MA 02109

3079-8/08  CE-ETJSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 8, 2008

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 8, 2008